SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            _________________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): JANUARY 21, 2008


                              W.S. INDUSTRIES, INC.
             ______________________________________________________
             (Exact Name of Registrant as Specified in its Charter)


           Nevada                      SEC File No.              98-0439650
                                        333-121044
____________________________     ________________________    ___________________
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


                      2275 West 23rd, Vancouver, BC V6L 1N3
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area 604-830-6499 code:
                                                      _________________


          ____________________________________________________________
          (Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17CFR 230.425)

[ ] Soliciting material pursuant to rule 14a - 12 under the Exchange Act
    (17 CFR 240.14a - 12)

[ ] Pre-commencement  communications  pursuant to Rule 14d - 2(b) under the
    Exchange Act (17 CFR  240.14d - 2(b))

[ ] Pre-commencement  communications  pursuant to Rule 13e - 4(c) under the
    Exchange Act (17 CFR  240.13e - 4(c))

ITEM 4.01. CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)      Resignation of Independent Accountant.

     On January 21, 2008, Amisano Hanson, Chartered Accountant ("Amisano Hanson") resigned as the Company's independent accountant. Amisano Hanson recently entered into an agreement with BDO Dunwoody LLP ("BDO Dunwoody"), pursuant to which Amisano Hanson will merge its operations into BDO Dunwoody and certain of the professional staff and partners joined BDO Dunwoody either as employees or partners of BDO Dunwoody and will continue to practice as members of BDO Dunwoody.

     The report of Amisano Hanson regarding the Company's financial statements for the fiscal years ended August 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to uncertainty as to the Company's ability to continue as a going concern. During the years ended August 31, 2007 and 2006 and during the period from the end of the most recently completed fiscal year through January 21, 2008, the date of resignation, there were no disagreements with Amisano Hanson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Amisano Hanson would have caused it to make reference to such disagreements in its reports.

     During its two most recent fiscal years ended August 31, 2006 and 2007, the Company did not consult with BDO Dunwoody regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of opinion that might be rendered regarding our financial statements, nor did the Company consult with BDO Dunwoody with respect to any accounting disagreement or any reportable event as such term is defined by paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

     The Company provided Amisano Hanson with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission ("SEC") and requested that Amisano Hanson furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of such letter, dated March 7, 2008, is filed as Exhibit 99.1 to this Current Report on Form 8-K.

(b) Engagement of Independent Accountant.

     Concurrent with the resignation of Amisano Hanson, the Company engaged BDO Dunwoody, as its independent accountant. Prior to engaging BDO Dunwoody, the Company did not consult with BDO Dunwoody regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by BDO Dunwoody on the Company's financial statements, and BDO Dunwoody did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue. The engagement of BDO Dunwoody was approved by the Board of Directors of the Company.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (a-c) Not applicable

     (d) Exhibits.

         Exhibit 99.1     Letter from Amisano Hanson, Chartered Accountant


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Signed: "JAMES F. DEMPSEY":
__________________________

By: James F. Dempsey
    ______________________


Title: Chief Executive Officer, Chief Financial Officer, Principal Accounting officer and Director


Date:  March 7, 2008